[THE NON-EDGARIZED VERSION CONTAINS THIS HEADING HORIZONTALLY ON LEFT MARGIN IN RED]

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

[THE NON-EDGARIZED VERSION CONTAINS THIS HEADING IN RED]
                              SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED NOVEMBER 15, 1995

[LOGO](R)
                                                                PROSPECTUS
                                                                JANUARY 1, 1996
MFS(R) EQUITY INCOME FUND
MFS(R) RESEARCH GROWTH AND INCOME FUND
MFS(R) CORE GROWTH FUND
MFS(R) AGGRESSIVE GROWTH FUND
MFS(R) SPECIAL OPPORTUNITIES FUND
                                         Class A Shares of Beneficial Interest
(Members of the MFS Family of Funds(R))  Class B Shares of  Beneficial  Interest
Each a series of MFS Series Trust I      Class C Shares of Beneficial Interest
-------------------------------------------------------------------------------

MFS EQUITY INCOME FUND (THE "EQUITY INCOME FUND") -- The investment objective of the Equity Income Fund is to achieve a yield that exceeds the yield of the Standard & Poor's 500 Stock Index (the "S&P 500"). The Fund invests, under normal market conditions, at least 65% of its total assets in income producing equity securities, and may invest up to 35% of its total assets in fixed income securities. In selecting investments, the Fund also considers the potential for capital appreciation.

MFS RESEARCH GROWTH AND INCOME FUND (THE "RESEARCH GROWTH AND INCOME FUND") -- The investment objective of the Research Growth and Income Fund is long-term growth of capital, current income and growth of income. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies which, in the judgment of the Fund's investment adviser, offer earnings growth potential while paying current dividends and may invest up to 35% of its total assets in equity securities which do not pay current dividends but which offer prospects for growth of capital and future income..

MFS CORE GROWTH FUND (THE "CORE GROWTH FUND") -- The investment objective of the Core Growth Fund is long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of well-known and established companies which the Fund's investment adviser believes have above-average growth potential. The Fund may invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

MFS AGGRESSIVE GROWTH FUND (THE "AGGRESSIVE GROWTH FUND") -- The investment objective of the Aggressive Growth Fund is capital appreciation. The Fund invests, under normal market conditions, substantially all of its assets in equity securities of companies of any size which the Fund's investment adviser believes have above-average growth potential, including companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies).

MFS SPECIAL OPPORTUNITIES FUND (THE "SPECIAL OPPORTUNITIES FUND") -- The investment objective of the Special Opportunities Fund is capital appreciation. The Fund invests, under normal market conditions, substantially all of its assets in equity and fixed income securities which the Fund's investment adviser believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer.

Each Fund's investment adviser and distributor are Massachusetts Financial Services Company (the "Adviser" or "MFS") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116. Each Fund is a series of MFS Series Trust I (the "Trust").

THE SPECIAL OPPORTUNITIES FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (SEE "ADDITIONAL RISK FACTORS - LOWER-RATED BONDS").

WHILE THREE CLASSES OF SHARES OF EACH FUND ARE DESCRIBED IN THIS PROSPECTUS, CURRENTLY EACH FUND ONLY OFFERS CLASS A SHARES FOR SALE. CLASS A SHARE ARE
AVAILABLE FOR PURCHASE AT NET ASSET VALUE ONLY BY CERTAIN RETIREMENT PLANS ESTABLISHED FOR THE BENEFIT OF EMPLOYEES OF MFS AND ITS AFFILIATES AND BY SUCH EMPLOYEES AND CERTAIN OF THEIR FAMILY MEMBERS WHO ARE ALSO RESIDENTS OF THE COMMONWEALTH OF MASSACHUSETTS.

This Prospectus sets forth concisely the information concerning each Fund and the Trust that a prospective investor ought to know before investing. The Trust, on behalf of each Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated January 1, 1996, which contains more detailed information about the Trust and each Fund and is incorporated into this Prospectus by reference. See page 30 for a further description of the information set forth in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
  UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
     INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS


     SECTION                                                              PAGE

     1.    Expense Summary...............................................  3
     2.    The Funds.....................................................  5
     3.    Investment Objectives and Policies............................  6
           Equity Income Fund............................................  6
           Research Growth and Income Fund...............................  6
           Core Growth Fund..............................................  6
           Aggressive Growth Fund........................................  7
           Special Opportunities Fund....................................  7

     4.    Investment Techniques.........................................  8
     5.    Additional Risk Factors....................................... 14
     6.    Management of the Funds....................................... 17
     7.    Information Concerning Shares of the Funds.................... 19
                  Purchases.............................................. 19
                  Exchanges.............................................. 22
                  Redemptions and Repurchases............................ 23
                  Distribution Plans..................................... 25
                  Distributions.......................................... 26
                  Tax Status............................................. 26
                  Net Asset Value........................................ 27
                  Expenses............................................... 27
                  Description of Shares, Voting Rights and Liabilities... 27
                  Performance Information................................ 28
     8.    Shareholder Services.......................................... 28
           Annex A - Waivers of Sales Charges............................ 31
           Appendix A - Description of Bond Ratings...................... 35

1.       EXPENSE SUMMARY

         SHAREHOLDER TRANSACTION EXPENSES:                                 CLASS A           CLASS B          CLASS C

         Maximum Initial Sales Charge Imposed on Purchases of
                      Fund Shares (as a percentage of offering price)       4.75%            0.00%            0.00%
                  Maximum Contingent Deferred Sales Charge (as a
                      percentage of original purchase price or redemption
                      proceeds, as applicable)                              See Below(1)     4.00%            0.00%

         ANNUAL  OPERATING  EXPENSES  (AS A  PERCENTAGE  OF  AVERAGE  DAILY  NET
ASSETS):

                                                                     CLASS A SHARES

                                          EQUITY       RESEARCH                       AGGRESSIVE GROWTH       SPECIAL
                                          INCOME      GROWTH AND       CORE GROWTH          FUND           OPPORTUNITIES
                                           FUND       INCOME FUND         FUND                                 FUND
Management Fees (after fee                0.00%         0.00 %           0.00 %            0.00 %             0.00 %
reduction)(2)............................
Rule 12b-1 Fees(3).................       0.00 %        0.00 %           0.00 %            0.00 %             0.00 %
Other Expenses(after fee                  1.50 %        1.50 %           1.50 %            1.50 %             1.50 %
                                          ------        ------           ------            ------             ------
reduction)(5)...........................
TOTAL OPERATING EXPENSES
  (AFTER FEE REDUCTION)(6)                1.50 %        1.50 %           1.50 %            1.50 %             1.50 %

                                                                     CLASS B SHARES

                                          EQUITY       RESEARCH                       AGGRESSIVE GROWTH       SPECIAL
                                          INCOME      GROWTH AND       CORE GROWTH          FUND           OPPORTUNITIES
                                           FUND       INCOME FUND         FUND                                 FUND
Management Fees (after fee reduction)     0.00 %        0.00 %           0.00 %            0.00 %             0.00 %
(2)...........................
Rule 12b-1 Fees(4).................       1.00 %        1.00 %           1.00 %            1.00 %             1.00 %
Other Expenses (after fee                 1.57 %        1.57 %           1.57 %            1.57 %             1.57 %
                                          ------        ------           ------            ------             ------
reduction(5)............................
TOTAL OPERATING EXPENSES
  (AFTER ANY FEE REDUCTION)(6)            2.57 %        2.57 %           2.57 %            2.57 %             2.57 %

                                                                     CLASS C SHARES

                                          EQUITY       RESEARCH                       AGGRESSIVE GROWTH       SPECIAL
                                          INCOME      GROWTH AND       CORE GROWTH          FUND           OPPORTUNITIES
                                           FUND       INCOME FUND         FUND                                 FUND
Management Fees (after fee reduction)     0.00 %        0.00 %           0.00 %            0.00 %             0.00 %
(2).....................
Rule 12b-1                                1.00 %        1.00 %           1.00 %            1.00 %             1.00 %
Fees(4)..............................
Other Expenses (after fee reduction) (5)
 ....................                      1.50%          1.50%            1.50%             1.50%              1.50%
                                          -----          -----            -----             -----              -----
TOTAL OPERATING EXPENSES
  (AFTER ANY FEE REDUCTION)(6)            2.50%         2.50 %           2.50 %            2.50 %             2.50 %

------------------------------------

(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").

(2) The Adviser is currently waiving its right to receive management fees from each Fund. Absent this waiver, "Management Fees" would be [0.75]% per annum for each Fund.

(3) Each Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.50% per annum of the average daily net assets attributable to Class A shares (see "Distribution Plans"). Distribution and service fees under the Class A Distribution Plan are not currently being imposed. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) Each Fund has adopted separate Distribution Plans for Class B shares and Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares under the Class B Distribution Plan and Class C shares under the Class C Distribution Plan (see "Distribution Plans"). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(5) "Other Expenses" are based on estimates of payments to be made during each Fund's current fiscal year. As discussed below in footnote 6, the Adviser is bearing certain expenses of each Fund, subject to reimbursement by the Funds. Absent this arrangement, "Other Expenses," expressed as a percentage of average daily net assets, would be 3.36%, 3.43% and 3.36% for Class A shares, Class B shares and Class C shares, respectively, for each Fund.

(6) The Adviser has agreed to bear expenses of each Fund, subject to reimbursement by the Funds as described under "Information Concerning Shares of the Funds - Expenses," such that "Total Operating Expenses" do not exceed, on an annualized basis, 1.50% of a Fund's average daily net assets with respect to Class A shares, 2.57% of a Fund's average daily net assets with respect to Class B shares, and 2.50% of a Fund's average daily net assets with respect to Class C shares, during the current fiscal year and each fiscal year through August 31, 2006. This arrangement may be terminated by the Adviser at any time. Absent any fee waivers and expense reductions, "Total Operating Expenses," expressed as a percentage of average daily net assets, would be 4.11%, 5.18% and 5.11% for Class A shares, Class B shares and Class C shares, respectively, for each Fund.

                               EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in each Fund, assuming (a) a 5% annual return and, unless otherwise noted, (b) redemption at the end of each of the time periods indicated:

                                                                     CLASS A SHARES

                                        EQUITY        RESEARCH                       AGGRESSIVE GROWTH        SPECIAL
               PERIOD                   INCOME       GROWTH AND       CORE GROWTH           FUND           OPPORTUNITIES
                                         FUND       INCOME FUND          FUND                                  FUND
1                                        $62            $62               $62                $62                $62
year......................................
3                                          93             93               93                 93                 93
years....................................




                                                                     CLASS B SHARES
                                                                  (ASSUMES REDEMPTION)

                                        EQUITY        RESEARCH                       AGGRESSIVE GROWTH        SPECIAL
               PERIOD                   INCOME       GROWTH AND       CORE GROWTH           FUND           OPPORTUNITIES
                                         FUND       INCOME FUND          FUND                                  FUND

1                                         $66            $66              $66                $66                $66
year.....................................
3                                         110            110              110                110                110
years...................................

                                                                     CLASS B SHARES
                                                                 (ASSUMES NO REDEMPTION)

                                        EQUITY        RESEARCH                       AGGRESSIVE GROWTH        SPECIAL
               PERIOD                   INCOME       GROWTH AND       CORE GROWTH           FUND           OPPORTUNITIES
                                         FUND       INCOME FUND          FUND                                  FUND

1                                        $26            $26               $26               $26                 $26
year....................................
3                                          80             80               80                 80                 80
years..................................

                                                                     CLASS C SHARES

                                        EQUITY        RESEARCH                       AGGRESSIVE GROWTH        SPECIAL
               PERIOD                   INCOME       GROWTH AND       CORE GROWTH           FUND           OPPORTUNITIES
                                         FUND       INCOME FUND          FUND                                  FUND

1                                        $25            $25               $25               $25                 $25
year..................................
3 years................................    78             78               78                 78                 78

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (I.E., distribution plan) fees -- "Distribution Plans."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF A FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.       THE FUNDS

Each Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. Each Fund is a diversified Fund except for the Special Opportunities Fund, which is non-diversified. The Trust presently consists of eight series, three of which are offered for sale pursuant to separate prospectuses, and each of which represents a portfolio with separate investment objectives and policies. Shares of each Fund are sold continuously to the public and each Fund then uses the proceeds to buy securities for its portfolio. While each Fund has three classes of shares, Class A shares are the only class presently available for sale. Class A shares are offered at net asset value plus an initial sales charge (or a CDSC in the case of certain purchases of $1 million or more) and subject to a Distribution Plan providing for an annual distribution fee and service fee. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC and Distribution Plan providing for an annual distribution fee and service fee which are greater than the Class A distribution fee and service fee; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge or a CDSC but subject to a Distribution Plan providing for an annual distribution fee and service fee which are equal to the Class B annual distribution fee and service fee; Class C shares do not convert to any other class of shares of a Fund.

The Trust's Board of Trustees provides broad supervision over the affairs of each Fund. MFS is each Fund's investment adviser and is responsible for the management of each Fund's assets. The officers of the Trust are responsible for its operations. The Adviser manages each Fund's portfolio from day to day in accordance with each Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Trust also offers to buy back (redeem) shares of each Fund from shareholders at any time at net asset value, less any applicable CDSC.

3.       INVESTMENT OBJECTIVES AND POLICIES

Each Fund has an investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Funds can be expected to affect the market and financial risk to which each Fund is subject and the performance of each Fund. The investment objective and polices of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. A change in a Fund's objective may result in the Fund having an investment objective different from the objective which shareholders considered appropriate at the time of investment in the Fund. Any investment involves risk and there is no assurance that the investment objective of any Fund will be achieved.

EQUITY INCOME FUND - The Equity Income Fund's investment objective is to achieve a yield that exceeds the yield of the S&P 500. In selecting investments, the Fund also considers the potential for capital appreciation.

Under normal market conditions, the Fund invests at least 65% of its total assets in income producing equity securities (see "Investment Techniques - Equity Securities" below). The Fund may also invest up to 35% of its total assets in fixed income securities, including up to 20% of its net assets in fixed income securities rated BB or lower by Standard & Poor's Rating Group ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix A to this Prospectus. See "Additional Risk Factors - Lower Rated Bonds" below.

Consistent with its investment objective and policies described above, the Fund may also invest up to 35% (and generally expects to invest between 5% and 25%) of its net assets in foreign equity and fixed income securities which are not traded on a U.S. exchange.

The Fund may engage in certain investment techniques as described under the caption "Investment Techniques" below and in the Statement of Additional Information under the caption "Investment Techniques." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the Statement of Additional Information and as described below under the caption "Additional Risk Factors."

RESEARCH GROWTH AND INCOME FUND - The Research Growth and Income Fund's investment objective is long-term growth of capital, current income and growth of income.

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which, in the Adviser's judgment, offer earnings growth potential while paying current dividends (see "Investment Techniques - Equity Securities" below). Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund may also invest up to 35% of its total assets in equity securities which do not pay current dividends but which offer prospects for growth of capital and future income.

Consistent with its investment objective and policies described above, the Fund may also invest up to 35% (and generally expects to invest between 5% and 20%) of its net assets in foreign equity securities which are not traded on a U.S. exchange.

The portfolio securities of the Fund are selected by the investment research analysts in the Equity Research Group of the Adviser. The Fund's assets are allocated to industry groups (E.G., pharmaceuticals, retail and computer software). The allocation by industry group is determined by the analysts acting together. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned industry groups.

The Fund may engage in certain investment techniques as described under the caption "Investment Techniques" below and in the Statement of Additional Information under the caption "Investment Techniques." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the Statement of Additional Information and as described below under the caption "Additional Risk Factors."

CORE GROWTH FUND - The Core Growth Fund's investment objective is long-term growth of capital.

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of well-known and established companies which the Adviser believes have above-average growth potential (see "Investment Techniques
- Equity Securities" below). When choosing the Fund's investments, the Adviser seeks companies that it expects will demonstrate greater long-term earnings growth than the average company included in the S&P 500. This method of stock selection is based on the belief that growth in a company's earnings will eventually translate into growth in the price of its stock. The Fund may also invest up to 35% of its total assets in equity securities of companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

Consistent with its investment objective and policies described above, the Fund may invest up to 35% (and generally expects to invest up to 20%) of its net assets in foreign equity securities which are not traded on a U.S. exchange.

The Fund may engage in certain investment techniques as described under the caption "Investment Techniques" below and in the Statement of Additional Information under the caption "Investment Techniques." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the Statement of Additional Information and as described below under the caption "Additional Risk Factors."

AGGRESSIVE GROWTH FUND - The Aggressive Growth Fund's investment objective is capital appreciation.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities of companies which the Adviser believes have above-average growth potential (see "Investment Techniques - Equity Securities" below). In pursuit of its investment objective, the Fund may invest in companies of any size, including smaller, lesser known companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

The Adviser will consider many factors when choosing the Fund's investments, such as economic and financial trends or the prospective acquisition or reorganization of a company. Some of the Fund's investments may not respond to market rallies or downturns. While the Fund may buy securities that provide income, it does not place any emphasis on income, except when the Adviser believes this income will have a favorable influence on the security's market value.

Consistent with its investment objective and policies described above, the Fund may invest up to 35% (and generally expects to invest between 5% and 20%) of its net assets in foreign equity securities which are not traded on a U.S. exchange.

The Fund may engage in certain investment techniques as described under the caption "Investment Techniques" below and in the Statement of Additional Information under the caption "Investment Techniques." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the Statement of Additional Information and as described below under the caption "Additional Risk Factors."

SPECIAL OPPORTUNITIES FUND - The Special Opportunities Fund's investment objective is capital appreciation.

Under normal market conditions, the Fund invests substantially all of its assets in equity and fixed income securities which the Adviser believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer (see "Investment Techniques - Equity Securities" below). The issuers of such securities may include companies out-of-favor in the marketplace or in out-of-favor industries, companies currently performing well but in industries where the outlook is questionable and over-leveraged companies with promising longer-term prospects. Some of these companies may be experiencing financial or operating difficulties, and certain of these companies may be involved, at the time of acquisition or soon thereafter, in reorganizations, capital restructurings or bankruptcy proceedings; however, most of these companies will not be experiencing such financial or operating difficulties as will, in the Adviser's opinion, lead to reorganizations, capital restructurings or bankruptcy proceedings. The Adviser will determine the relative apportionment of the Fund's assets among particular equity and fixed income investments based on their appreciation potential. The Fund may invest a substantial amount of its assets in U.S. Government Securities when, in the judgment of the Adviser, securities with the potential for significant capital appreciation are not available for purchase by the Fund (see "Investment Techniques - U.S. Government Securities" below).

The Fund may invest in companies of any size, including smaller, lesser known companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies.

The fixed income securities in which the Fund may invest include fixed income securities rated BB or lower by S&P or Fitch or Ba or lower by Moody's, or if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix A to this Prospectus. Up to 100% of the Fund's net assets may be invested in such lower-rated fixed income securities (see "Additional Risk Factors - Lower Rated Bonds" below).

The Fund may engage in short sales of securities which the Adviser expects to decline in price (see "Investment Techniques - Short Sales" below). The Fund may also borrow from banks and use the proceeds of such borrowings to invest in portfolio securities, thereby creating leverage (see "Investment Techniques - Borrowing and Leverage" below).

Consistent with its investment objective and policies described above, the Fund may invest up to 35% (and generally expects to invest between 5% and 20%) of its net assets in foreign equity and fixed-income securities which are not traded on a U.S. exchange.

The Fund may engage in certain investment techniques as described under the caption "Investment Techniques" below and in the Statement of Additional Information under the caption "Investment Techniques." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the Statement of Additional Information and as described below under the caption "Additional Risk Factors."

4.       INVESTMENT TECHNIQUES

The investment techniques described below are applicable to all or certain of the Funds, as specified. Additional information about certain of these investment techniques can be found under the caption "Investment Techniques" in the Statement of Additional Information.

INVESTMENT TECHNIQUES APPLICABLE TO EACH FUND. The following investment techniques are applicable to each Fund:

         EQUITY SECURITIES: Each Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         RESTRICTED SECURITIES: Each Fund may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor each Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to each Fund's 15% limitation on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

         LENDING OF PORTFOLIO SECURITIES: Each Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, irrevocable letters of credit or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to lend portfolio securities, it is intended that the value of the securities loaned would not exceed 30% of the value of the net assets of the Fund making the loans.

         REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements in order to earn additional income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). Each Fund has adopted certain procedures intended to minimize the risks of such transactions.

         "WHEN ISSUED" SECURITIES: Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to a Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will normally invest in cash, cash equivalents and high grade debt securities (if consistent with the Fund's investment policies).

         U.S. GOVERNMENT SECURITIES: The Equity Income Fund and the Special Opportunities Fund may generally invest, and each Fund for temporary defensive purposes, as discussed below, may invest, in United States government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years),  all of which  are  backed  by the full  faith  and  credit  of the U.S.
Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, E.G., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, E.G., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, E.G., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities issuing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

         INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES: During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of a Fund may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

         EMERGING MARKETS SECURITIES: Consistent with each Fund's respective objective and policies, each Fund may invest in securities of issuers (which may include foreign governments and their subdivisions, agencies or instrumentalities) located in emerging markets. Emerging markets include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

         INDEXED SECURITIES: Each Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity and/or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

         SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

         Each Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Swaps, caps, floors and collars are highly specialized activities which involve certain risks as described in the Statement of Additional Information.

         OPTIONS ON SECURITIES: Each Fund may write (sell) covered put and call options and purchase put and call options on securities. Each Fund will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where a Fund writes an option that expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. Each Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

         By writing a call option on a security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

         Each Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, a Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

         In certain instances, a Fund may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

         OPTIONS ON STOCK INDICES: Each Fund may write (sell) covered call and put options and purchase call and put options on stock indices. Each Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. A Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

         Each Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

         "YIELD CURVE" OPTIONS: Each Fund may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by a Fund will be covered as described in the Statement of Additional Information. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the Statement of Additional Information. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Each Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, and may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Each Fund may also purchase and write options on such futures contracts. The Equity Income Fund and the Special Opportunities Fund may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. The Equity Income Fund and the Special Opportunities Fund may also purchase and write options on such Futures Contracts. All above-referenced options on Futures Contracts are referred to as "Options on Futures Contracts."

         Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. Each Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Funds, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. A Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets. In addition, a Fund will not purchase put and call options on Futures Contracts if as a result more than 5% of its total assets would be invested in such options.

         Purchases of Options on Futures Contracts may present less risk in hedging a Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Fund may suffer a loss on the transaction.

         Futures Contracts and Options on Futures Contracts that are entered into by a Fund will be traded on U.S. and foreign exchanges.

         FORWARD CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"). Each Fund may enter into Forward Contracts for hedging purposes and for non-hedging purposes of increasing the Fund's current income.. By entering into transactions in Forward Contracts for hedging purposes, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. A Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. A Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

         OPTIONS ON FOREIGN CURRENCIES: Each Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. A Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time.

INVESTMENT TECHNIQUES APPLICABLE TO EQUITY INCOME FUND AND SPECIAL OPPORTUNITIES FUND. The following investment techniques are applicable only to the Equity Income Fund and/or the Special Opportunities Fund, as specified:

         MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Equity Income Fund and the Special Opportunities Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

         CORPORATE ASSET-BACKED SECURITIES: The Equity Income Fund and the Special Opportunities Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.

         Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

         Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Equity Income Fund and the Special Opportunities Fund may invest in zero coupon bonds, deferred interest bonds and payment-in-kind ("PIK") bonds. Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         COLLATERALIZED   MORTGAGE   OBLIGATIONS  AND  MULTICLASS   PASS-THROUGH
SECURITIES: The Equity Income Fund and the Special Opportunities Fund each may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Each of these Funds may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.

         The Equity Income Fund and the Special Opportunities Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         STRIPPED MORTGAGE-BACKED SECURITIES: The Equity Income Fund and the Special Opportunities Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets.

         LOANS AND OTHER DIRECT INDEBTEDNESS: The Equity Income Fund and the Special Opportunities Fund may each invest a portion of its assets in loans. By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

         MORTGAGE PASS-THROUGH SECURITIES: The Equity Income Fund and the Special Opportunities Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by
GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).

         BRADY BONDS: The Equity Income Fund and the Special Opportunities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

         SHORT SALES: If the Special Opportunities Fund anticipates that the price of a security will decline, it may sell the security short and borrow the same type of security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. The Special Opportunities Fund's short sales must be fully collateralized, and the Fund will not sell short securities whose underlying value exceeds 25% of its total assets. The Fund limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.

         BORROWING AND LEVERAGE: The Special Opportunities Fund may borrow from banks up to one third of its total assets, and may pledge assets in connection with such borrowings. Additional investments by the Fund while borrowings are outstanding may be construed as a form of leverage. This leverage may exaggerate changes in the Fund's share value and the gains and losses on the Fund's investment. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

5.       ADDITIONAL RISK FACTORS

The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Techniques" in the Statement of Additional Information.

         SPECIAL OPPORTUNITIES FUND: The Special Opportunities Fund's investments will be aggressively managed with a higher risk of loss than that of more conservatively managed portfolios. Many of the securities offering the capital appreciation sought by the Fund will involve a high degree of risk. The Fund will seek to reduce risk by investing in a number of securities markets (E.G., U.S. Government, corporate fixed income, equity and foreign markets) and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the economy and financial markets.

         Some of the Fund's assets may be invested in securities whose issuers have operating losses, substantial capital needs, negative net worth or are insolvent or involved in bankruptcy or reorganization proceedings. It is difficult to value financially distressed issuers and to estimate prospects for their financial recovery. The issuers may be unable to meet debt service requirements and the investments may take considerable time to appreciate in value. Some of the securities acquired by the Fund may not be current on payment of interest or dividends. In the event that issuers of securities owned by the Fund become involved in bankruptcy or other insolvency proceedings, additional risks will be present. Bankruptcy or other insolvency proceedings are highly complex, can be very costly and may result in unpredictable outcomes. Bankruptcy courts have extensive powers and under certain circumstances may alter contractual obligations of the bankrupt company.

         Since there may be no public market or only inactive trading markets for some of the securities in which the Fund invests, the Fund may be required to retain such investments for indefinite periods or to sell them at substantial losses. Such securities may involve greater risks, often related to
creditworthiness,   solvency,   relative  liquidity  of  the  secondary  market,
potential market losses, vulnerability to rising interest rates and economic downturns and market price volatility based upon interest rate sensitivity, all of which may adversely affect the Fund's net asset value. This may be particularly true of lower rated or unrated securities in which the Fund may invest (see "Lower Rated Bonds" below). In addition, many of the securities held by the Fund may not have readily available market prices and may instead be priced by third party pricing vendors or priced at fair market value by MFS, subject to the oversight of the Trust's Board of Trustees.

         EMERGING GROWTH COMPANIES: The Core Growth Fund, Aggressive Growth Fund and Special Opportunities Fund may invest in securities of emerging growth companies, including established companies. Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by these Funds will involve a higher degree of risk than would established growth stocks.

         FIXED INCOME SECURITIES: The Equity Income Fund and Special Opportunities Fund may generally invest in fixed income securities. To the extent a Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Each such Fund is subject to no restrictions on the maturities of the fixed income securities it holds. A Fund's investments in fixed income securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations.

         OPTIONS,  FUTURES CONTRACTS AND FORWARD  CONTRACTS:  Although each Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. The Funds also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. The Statement of Additional Information contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

         Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indices underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

         LOWER RATED BONDS: The Equity Income Fund and the Special Opportunities Fund may invest in fixed income securities, and each Fund may invest in convertible securities, rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

         The Equity Income Fund and the Special Opportunities Fund may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described above. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Fund but will be reflected in the net asset value of shares of the Fund.

         FOREIGN SECURITIES: Each Fund may invest in dollar denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Each Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Each Fund may also hold foreign currency in anticipation of purchasing foreign securities.

         AMERICAN DEPOSITARY RECEIPTS: Each Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above such as changes in exchange rates and more limited information about foreign issuers.

         EMERGING MARKET SECURITIES: Each Fund may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements in price.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

         NON-DIVERSIFICATION: The Special Opportunities Fund is "non-diversified," as that term is defined in the 1940 Act, but intends to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. This means, in general, that although more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), at the close of each quarter of its taxable year the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer. To the extent that a non-diversified fund at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund's total return and the net asset value of its shares.

         PORTFOLIO TRADING: Each Fund intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objective and policies.

         Each Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. In trading portfolio securities, a Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Funds in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information. Because each Fund is expected to have a portfolio turnover rate of up to 300% during its current fiscal year, transaction costs incurred by each Fund and the realized capital gains and losses of each Fund may be greater than that of a fund with a lower portfolio turnover rate.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of other investment company clients of MFD, the distributor of shares of the Trust and of the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of a Fund's operating expenses (E.G., fees charged by the custodian of the Fund's assets).

--------------------------------------------------------------------------------

         The Statement of Additional Information includes a discussion of other investment policies and a listing of specific investment restrictions which govern the investment policies of each Fund. The specific investment restrictions listed in the Statement of Additional Information may be changed without shareholder approval unless indicated otherwise (see the Statement of Additional Information). A Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

6.       MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER -- The Adviser manages each Fund pursuant to separate Investment Advisory Agreements, each dated January 2, 1996 (the "Advisory Agreements"). The Adviser provides each Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For its services and facilities, the Adviser is entitled to receive a management fee, computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of each
Fund:

                                              PERCENTAGE OF THE AVERAGE DAILY
FUND                                              NET ASSETS OF EACH FUND

Equity Income Fund                                         [0.75]%
Research Growth and Income Fund                            [0.75]%
Core Growth Fund                                           [0.75]%
Aggressive Growth Fund                                     [0.75]%
Special Opportunities Fund                                 [0.75]%

The Adviser is currently waiving its right to receive management fees from each Fund.

The identity and background of the portfolio manager(s) for each Fund is set forth below. Each portfolio manager has acted in that capacity since the commencement of investment operations of each Fund.

FUND                                                 PORTFOLIO MANAGER(S)

Equity Income Fund                           Lisa B. Nurme, a Vice President of
                                             the Adviser,  has been employed by
                                             the Adviser since 1987.

Research Growth and Income Fund              The Fund is managed by a committee
                                             comprised of various equity
                                             research analysts employed by the
                                             Adviser.

Core Growth Fund                             John D. Laupheimer, Jr., a Senior
                                             Vice President of the Adviser, has
                                             been employed by the Adviser since
                                             1981.  Stephen Pesek, a Vice
                                             President  of the  Adviser,
                                             has been  employed  by the  Adviser
                                             since 1994 and  worked at  Fidelity
                                             Research  Corporation as an analyst
                                             prior to 1994.

Aggressive Growth Fund                       Christian A. Felipe, a Vice
                                             President of the Adviser, has been
                                             employed by the Adviser since 1986.

Special Opportunities Fund                   Robert J. Manning, a Senior Vice
                                             President of the Adviser, has been
                                             employed by the Adviser since 1984.
                                             John F. Brennan, Jr., a Senior Vice
                                             President of the Adviser,  has been
                                             employed by the Adviser since 1985.

MFS also serves as investment adviser to each of the other MFS Funds and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $[ ] billion on behalf of approximately [ ] million investor accounts as of November 30, 1995. As of such date, the MFS organization managed approximately $[ ] billion of assets invested in fixed income funds and fixed income portfolios, approximately $[ ] billion of assets invested in foreign securities, and approximately $[ ] billion of assets invested in equity securities. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John
D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
O. Yost and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment-related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS will have access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. One or more MFS investment analysts are expected to work for an extended period with Foreign & Colonial's portfolio managers and investment analysts at their offices in London. In return, one or more Foreign & Colonial employees are expected to work in a similar manner at MFS' Boston offices.

In certain instances there may be securities which are suitable for a Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Funds.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of each Fund and also serves as distributor of each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each Fund.

7.       INFORMATION CONCERNING SHARES OF THE FUNDS

PURCHASES

Shares of each Fund may be purchased at the public offering price through any dealer and other financial institution ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in each Fund.

Each Fund offers three classes of shares (Class A, B and C shares) which bear sales charges and distribution fees in different forms and amounts, as described below (currently, only Class A shares are available for sale):

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

         PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                         SALES CHARGE* AS PERCENTAGE OF:

                                                                                                DEALER ALLOWANCE
                                                  OFFERING              NET AMOUNT             AS A PERCENTAGE OF
            AMOUNT OF PURCHASE                      PRICE                INVESTED                OFFERING PRICE
--------------------------------------------- ------------------ -------------------------- -------------------------
Less than $100,000.........                   4.75               4.99                       4.00
$100,000 but less than $250,000.......        4.00               4.17                       3.20
$250,000 but less than $500,000.......        2.95               3.04                       2.25
$500,000 but less than $1,000,000....         2.20               2.25                       1.70
$1,000,000 or                                      None **                None **                 See Below**
more...........................
-----------

* Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

**   A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of each Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the Statement of Additional Information.

         PURCHASES SUBJECT TO A CDSC (BUT NOT SUBJECT TO AN INITIAL SALES CHARGE). In the following two circumstances, Class A shares are also offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

         (i)      on investments of $1 million or more in Class A shares; and

         (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, if the sponsoring organization demonstrates to the satisfaction of MFD that either (a) the employer has at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

         In the case of such purchases, MFD will pay a commission to dealers who initiate and are responsible for purchases of $5 million or more as follows: 1% on sales up to $5 million, plus 0.25% on the amount in excess of $5 million. Purchases of $1 million or more for each shareholder account will be aggregated over a 12-month period (commencing from the date of the first such purchase) for purposes of determining the level of commissions to be paid during the period with respect to such account. In addition, with respect to sales to retirement plans under the second circumstance described above, MFD may pay a commission, on sales in excess of $5 million to certain retirement plans, of 1% to certain dealers which, at MFD's invitation, enter into an agreement with MFD in which the dealer agrees to return any commission paid to it on the sale (or on a pro rata portion thereof) if the shareholder redeems his or her shares within a period of time after purchase as specified by MFD.

See "Redemptions and Repurchases - Contingent Deferred Sales Charge" for further discussion of the CDSC.

         WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Annex A to this Prospectus.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                                                             CONTINGENT
  YEAR OF REDEMPTION AFTER                                 DEFERRED SALES
          PURCHASE                                             CHARGE

------------------------------------------------------------------------------
First..............................................              4%
Second.............................................              4%
Third..............................................              3%
Fourth.............................................              3%
Fifth..............................................              2%
Sixth..............................................              1%
Seventh and following..............................              0%

For Class B shares purchased prior to January 1, 1993*, the CDSC imposed upon redemption is as follows:

                                                             CONTINGENT
  YEAR OF REDEMPTION AFTER                                 DEFERRED SALES
          PURCHASE                                             CHARGE

------------------------------------------------------------------------------
First..............................................              6%
Second.............................................              5%
Third..............................................              4%
Fourth.............................................              3%
Fifth..............................................              2%
Sixth..............................................              1%
Seventh and following..............................              0%

-----------------

* While Class B shares of the Funds were not offered prior to January 1, 1993, other MFS Funds offered Class B shares prior to this date. This CDSC schedule will apply to Class B shares of a Fund attributable to shares exchanged from any such other MFS Fund which were originally purchased prior to January 1, 1993.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under each Fund's Class B Distribution Plan (see "Distribution Plans" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

See "Redemptions and Repurchases - Contingent Deferred Sales Charge" for further discussion of the CDSC.

          WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Annex A to this Prospectus.

          CONVERSION OF CLASS B SHARES. Class B shares of each Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Distribution Plan applicable to Class B shares. See "Distribution Plans" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge or a CDSC. Class C shares do not convert to any other class of shares. The maximum investment in Class C shares is $5,000,000 per transaction.

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

GENERAL: The following information applies to purchases of all classes of each Fund's shares.

          MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than Individual Retirement Accounts ("IRAs")) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. Each Fund reserves the right to cease offering its shares at any time.

         RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. Each Fund and MFD reserve the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). Each Fund or MFD may reject or restrict any purchases by a particular purchaser or group, for example, when such purchase is contrary to the best interests of the Fund's other shareholders or otherwise would disrupt the management of the Fund.

MFD may enter into an agreement with shareholders who intend to make exchanges among certain classes of shares of certain MFS Funds (as determined by MFD) which follow a timing pattern, and with individuals or entities acting on such shareholders' behalf (collectively, "market timers"), setting forth the terms, procedures and restrictions with respect to such exchanges. In the absence of such an agreement, it is the policy of each Fund and MFD to reject or restrict purchases by market timers if (i) more than two exchange purchases are effected in a timed account in the same calendar quarter or (ii) a purchase would result in shares being held in timed accounts by market timers representing more than
(x) one percent of a Fund's net assets or (y) specified dollar amounts in the case of certain MFS Funds which may include the Funds and which may change from time to time. Each Fund and MFD reserve the right to request market timers to redeem their shares at net asset value, less any applicable CDSC, if either of these restrictions is violated.

     DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of a Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

     SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (E.G., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

     RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in a Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with a Fund for which payment has been received by the Fund (I.E., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). In addition, Class C shares may be exchanged for shares of the MFS Money Market Fund at net asset value. Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (I.E., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers. Special procedures, privileges and restrictions with respect to exchanges may apply to market timers who enter into an agreement with MFD, as set forth in such agreement. See "Purchases - General - Right to Reject Purchase Orders/Market Timing."

REDEMPTIONS AND REPURCHASES

A shareholder may withdraw all or any portion of the value of his account on any date on which a Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to a Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain DE MINIMIS exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, each Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of 12 months (in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or six years (in the case of purchases of Class B shares). Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of each Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Annex A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of a Fund's shares.

     SIGNATURE  GUARANTEE.  In order to protect shareholders against fraud, each
Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

     REINSTATEMENT PRIVILEGE. Shareholders of a Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the Statement of Additional Information regarding this privilege.

     IN-KIND DISTRIBUTIONS. Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

     INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases - General - Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLANS

The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plans"), after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit each Fund and its shareholders.

In certain circumstances, the fees described below have not yet been imposed or are being waived. These circumstances are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain common features, as described below.

     SERVICE FEES. Each Distribution Plan provides that a Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (I.E., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of a Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under each Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

     DISTRIBUTION FEES. Each Distribution Plan provides that a Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Funds - Distributor" in the Statement of Additional Information. The amount of the distribution fee paid by a Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the separate Distribution Plans. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

     OTHER COMMON FEATURES. Fees payable under each Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The Distribution Plans have substantially identical provisions with respect to their operating policies and their initial approval, renewal, amendment and termination.

FEATURES UNIQUE TO EACH DISTRIBUTION PLAN: The Distribution Plans have certain features that are unique to each class of shares, as described below.

     CLASS A DISTRIBUTION PLAN. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases - Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

     The distribution fee paid to MFD under the Class A Distribution Plan is equal, on an annual basis, to 0.25% of a Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (E.G., MFD pays commissions to dealers with respect to purchases of $1 million or more of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). Distribution fee payments under the Class A Distribution Plan may be used by MFD to pay securities dealers a distribution fee in an amount equal to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares (other than Class A shares that have converted from Class B shares) owned by investors from whom that securities dealer is the holder or dealer of record. See "Purchases - Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Class A Distribution Plan do not exceed 0.50% per annum of the average daily net assets of a Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

     CLASS B DISTRIBUTION PLAN. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases - Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

     Under the Class B Distribution Plan, a Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases - Class B Shares" above).

     CLASS C DISTRIBUTION PLAN. Class C shares are offered at net asset value without a sales charge or a CDSC. See "Purchases - Class C shares" above. Unlike the case with respect to the sale of Class A and Class B shares, where the dealer retains a portion of the initial sales charge (Class A shares) or receives an up-front payment from MFD (Class B shares), a dealer who sells Class C shares does not receive any initial payment, but instead receives distribution and service fees equal, on an annual basis, to 1% of a Fund's average daily net assets attributable to Class C shares owned by investors for whom the dealer is the holder or dealer of record.

     This ongoing 1% fee is comprised of the 0.25% per annum service fee paid to MFD under the Class C Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Class C Distribution Plan equal, on an annual basis, to 0.75% of a Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: Each Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.00%, 1.00% and 1.00%, per annum, respectively. Currently, distribution and service fees under the Class A Distribution Plan are not being imposed.

DISTRIBUTIONS

Each Fund intends to pay substantially all of its net investment income to its shareholders as dividends at least annually. In determining the net investment income available for distributions, each Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If a Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. Each Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by a Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

Each Fund is treated as an entity separate from the other Funds and the other series of the Trust for federal income tax purposes. In order to minimize the taxes each Fund would otherwise be required to pay, each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Funds will not be required to pay entity level federal income or excise taxes, although foreign-source income received by a Fund may be subject to foreign withholding taxes.

Shareholders of a Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. A portion of the dividends received from each Fund (but none of a Fund's capital gains distributions) may qualify for the dividends-received deduction for corporations. Shortly after the end of each calendar year, each shareholder of a Fund will receive a statement that sets forth the federal income tax status of all of the Fund's dividends and distributions for that calendar year, including any portion taxable as ordinary income, any portion taxable as long-term capital gains, the portion, if any, representing a return of capital (which is generally free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld.

Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares just before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Each Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and any other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. Each Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied on payments which have been subject to
30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in a Fund.

NET ASSET VALUE

The net asset value per share of each class of each Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in a Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the Statement of Additional Information. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

EXPENSES

The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Funds (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Funds; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Funds; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of [State Street Bank and Trust Company], the Funds' custodian, for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Funds; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Funds and the preparation, printing and mailing of prospectuses are borne by the Funds except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

Subject to termination or revision at the discretion of MFS, MFS has agreed to pay until August 31, 2006 the foregoing expenses of each Fund such that a Fund's aggregate operating expenses do not exceed, on an annualized basis, 1.50% of the average daily net assets with respect to Class A shares, 2.57% of the average daily net assets with respect to Class B shares, and 2.50% of the average daily net assets with respect to Class C shares. Such payments by MFS are subject to reimbursement by the Fund which will be accomplished by the payment by the Fund of an expense reimbursement fee to MFS computed and paid monthly as a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the aggregate operating expenses of a Fund would not exceed, on an annualized basis, 1.50% of the average daily net assets with respect to Class A shares, 2.57% of the average daily net assets with respect to Class B shares, and 2.50% of the average daily net assets with respect to Class C shares. The expense reimbursement agreement terminates for each Fund on the earlier of the date on which payments made thereunder by the Fund equal the prior payment of such reimbursable expenses by MFS or August 31, 2006.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Each Fund has three classes of shares, entitled Class A, Class B and Class C shares of Beneficial Interest (without par value). As of the date of this Prospectus, the Trust has eight series of shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Trust's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the Statement of Additional Information).

Each share of a class of each Fund represents an equal proportionate interest in that Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should a Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.
However, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

From time to time, each Fund may provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc., and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of a Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by a Fund to shareholders of that class during the past 12 months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B shares assumes no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of a Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which, if quoted for periods of six years or less, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of the CDSC, and which will thus be higher. All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated period of time and current distribution rate reflects only the rate of distributions paid by a Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. A Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which a Fund will calculate its yield, current distribution rate and total rate of return, see the Statement of Additional
Information. In addition to information provided in shareholder reports, each Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

8........SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of a Fund, should contact the Shareholder Servicing Agent (see back cover for address and phone number). A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from a Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that a Fund ordinarily provides.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts described below) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

         -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

         -- Dividends (including short-term capital gains) in cash; capital gain distributions reinvested in additional shares; or

         --   Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of each Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, each Fund makes available the following programs designed to enable shareholders to add to their investment in an account with a Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or a Fund.

         LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the Statement of Additional Information) anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with shares of Class B or Class C shares of a Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

         RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of any class of shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.

         DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of a Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by a Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (without a sales charge and not subject to any applicable CDSC).

         SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send to him (or any one he designates) regular periodic payments, as designated on the Account Application and based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to CDSC.

DOLLAR COST AVERAGING PROGRAMS --

         AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account twice monthly, monthly or quarterly. Required forms are available from the Shareholder Servicing Agent or investment dealers.

         AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic
Exchange Plan, exchanges of at least $50 each may be made to up to four different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares transferred and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the Statement of Additional Information for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining an investment program concurrently with a withdrawal program would be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for share redemption (if applicable) in the case of Class A shares.

TAX-DEFERRED  RETIREMENT  PLANS -- Except as noted under  "Purchases  -- Class C
Shares," shares of each Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, Simplified Employee Pension plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

-----------------------------------------------------------------------

The Funds' Statement of Additional Information, dated January 1, 1996, contains more detailed information about each Fund, including information related to: (i) each Fund's investment policies and restrictions; (ii) the Trustees, officers and Adviser; (iii) portfolio trading; (iv) the shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; (vi) the Distribution Plans; and (vii) various services and privileges provided by each Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                       ANNEX A

                           WAIVERS OF SALES CHARGES

This Annex sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B shares is waived (Section III).

I.       WAIVERS OF ALL APPLICABLE SALES CHARGES

         In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, are waived:

         1.       DIVIDEND REINVESTMENT

                    Shares acquired through dividend or capital gain reinvestment; and
                    Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

         2.       CERTAIN ACQUISITIONS/LIQUIDATIONS

                    Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

         3.       AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

                    Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;
                    Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;
                    Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;
                    Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;
                    Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to an MFS Fund; and Institutional Clients of MFS or MFS Asset Management, Inc. ("AMI").

         4.       INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

                    Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and
                    Repurchases - General - Involuntary Redemptions/Small Accounts" in the Prospectus.

         5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

                  INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

                       Death or disability of the IRA owner.

                  SECTION 401(A) PLANS ("401(A) PLANS") AND SECTION 403(B) EMPLOYER SPONSORED PLANS ("ESP PLANS")

                    Death, disability or retirement of 401(a) or ESP Plan participant;
                    Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

                    Financial  hardship  (as  defined  in  Treasury   Regulation
                    Section 1.401(k)-1(d)(2), as amended from time to time); Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);
                    Tax-free return of excess 401(a) or ESP Plan contributions; To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (E.G., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. ( the "Shareholder Servicing Agent"); and
                    Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or
                    (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (I.E., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

                  SECTION 403(B) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

                   Death or disability of SRO Plan participant.

         6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

                    To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II.      WAIVERS OF CLASS A SALES CHARGES

         In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

         1.    INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

                      Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

         2.       WRAP ACCOUNT INVESTMENTS

                      Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

         3.       INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

                      Shares acquired by insurance company separate accounts.

         4.       RETIREMENT PLANS

                  ADMINISTRATIVE SERVICES ARRANGEMENTS

                      Shares acquired by retirement plans whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

                  REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

                      Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

              SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING CIRCUMSTANCES:

              IRAS

                      Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and Tax-free returns of excess IRA contributions.

              401(A) PLANS

                      Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

                      Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

                  ESP PLANS AND SRO PLANS

                      Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III.     WAIVERS OF CLASS B SALES CHARGES

         In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

         1.       SYSTEMATIC WITHDRAWAL PLAN

                      Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

         2.       DEATH OF OWNER

                      Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

         3.       DISABILITY OF OWNER

                      Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

         4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

                  IRAS, 401(A) PLANS, ESP PLANS AND SRO PLANS

                      Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

                  SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

                      Distributions   made  on  or  after  the   SAR-SEP   Plan
                      participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and
                      Death or disability of a SAR-SEP Plan participant.

                                                                     APPENDIX A

                           DESCRIPTION OF BOND RATINGS

                                     MOODY'S

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                       S&P

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB - rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B - rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC - debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition or a plus or minus signed to show relative standing within the major categories.

     NR: indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                      FITCH

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

     A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC:  Bonds  have  certain  identifiable   characteristics  which,  if  not
remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C:  Bonds are in imminent default in payment of interest or principal.

     PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `AAA' category.

     NR Indicates that Fitch does not rate the specific issue.

     CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

     FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designed as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: 800-225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116




                                                         [LOGO](R)

                                                MFS(R) Equity Income Fund
                                        MFS(R) Research Growth and Income Fund
                                                MFS(R) Core Growth Fund
                                             MFS(R) Aggressive Growth Fund
                                          MFS(R) Special Opportunities Fund

                                          500 Boylston Street, Boston, MA 02116